Loss per share	12 Months Ended
Dec. 31, 2024
Loss per share
Loss per share

26.Loss per share

2024	2023

Net loss attributable to shareholders of the Company	$(86,343)	$(181,873)

Basic and diluted weighted average number of common shares outstanding	93,825,395	82,465,447

Net loss per share, basic and diluted	$(0.92)	$(2.21)

Excluded from the calculation of the diluted loss per share are all common share purchase warrants and stock options, as their effect would be anti-dilutive.